Exhibit (q)
ALPS VARIABLE INVESTMENT TRUST
POWER OF ATTORNEY
I, the undersigned Trustee of the ALPS Variable Investment Trust hereby appoint Patrick Buchanan and Alex Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: this Registration Statement on Form N-1A; any and all subsequent Post-Effective Amendments to said Registration Statement; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of such Registration Statement, as amended, and all related requirements of any federal or state regulatory agency.
This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.
WITNESS my hands on this 20th day of March, 2015.

/s/ Mary K. Anstine
Mary K. Anstine
Trustee

ALPS VARIABLE INVESTMENT TRUST
POWER OF ATTORNEY
I, the undersigned Trustee of the ALPS Variable Investment Trust hereby appoint Patrick Buchanan and Alex Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: this Registration Statement on Form N-1A; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of such Registration Statement as amended, and all related requirements of any federal or state regulatory agency.
This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.
WITNESS my hands on this 20th day of March, 2015.
/s/ Jeremy W. Deems
Jeremy W. Deems
Trustee

ALPS VARIABLE INVESTMENT TRUST
POWER OF ATTORNEY
I, the undersigned Trustee of the ALPS Variable Investment Trust hereby appoint Patrick Buchanan and Alex Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: this Registration Statement on Form N-1A; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of such Registration Statement as amended, and all related requirements of any federal or state regulatory agency.
This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.
WITNESS my hands on this 20th day of March, 2015.
/s/ David M. Swanson
David M. Swanson
Trustee

ALPS VARIABLE INVESTMENT TRUST
POWER OF ATTORNEY
I, the undersigned Trustee of the ALPS Variable Investment Trust hereby Patrick Buchanan and Alex Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: this Registration Statement on Form N-1A; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of such Registration Statement as amended, and all related requirements of any federal or state regulatory agency.
This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.
WITNESS my hands on this 20th day of March, 2015.
/s/ Scott Wentsel
Scott Wentsel
Trustee